                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                 HSBC Bank USA
                    (formerly known as Marine Midland Bank)
              (Exact name of trustee as specified in its charter)


              New York                                 16-1057879
              (Jurisdiction of incorporation           (I.R.S. Employer
              or organization if not a U.S.            Identification No.)
              national bank)


              140 Broadway, New York, NY               10005-1180
              (212) 658-1000                           (Zip Code)
              (Address of principal executive offices)

                               Warren L. Tischler
                             Senior Vice President
                                 HSBC Bank USA
                                  140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-5167
           (Name, address and telephone number of agent for service)

                              HOST MARRIOTT, L.P.
             (Exact name of registrant as specified in its charter)


              Delaware                          7011                    52-2095412
  (State or other jurisdiction of    (Primary Standard Industrial    (I.R.S. Employer
  Incorporation or organization)     Classification Code Number)   Identification Number)

                               10400 Fernwood Road
                              Bethesda, Maryland 20817
                                  (301) 380-9000
   (Address, including zip code, and telephone number, including area code, of registrant's executive offices)

                            Christopher G. Townsend
                           Bethesda, Maryland 20817
                                (301) 380-9000
      (Name, address, including zip code, and telephone number, including area code, of agent for service)



                     8 3/8% Series E Senior Notes due 2006
                        (Title of Indenture Securities)

                                    General

Item 1. General Information.
        --------------------


         Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervisory authority to which it is subject.

         State of New York Banking Department.

         Federal Deposit Insurance Corporation, Washington, D.C.

         Board of Governors of the Federal Reserve System,
         Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2. Affiliations with Obligor.
        --------------------------

         If the obligor is an affiliate of the trustee, describe each such affiliation.

              None

Item 16.  List of Exhibits.
          -----------------

Exhibit
-------

T1A(i)                  *    -    Copy of the Organization Certificate of HSBC
                                       Bank USA.

T1A(ii)                      *    -    Certificate of the State of New York
                                       Banking Department dated December 31,
                                       1993 as to the authority of HSBC Bank USA to commence business.

T1A(iii)                          -    Not applicable.

T1A(iv)                      *    -    Copy of the existing By-Laws of HSBC Bank
                                       USA as adopted on January 20, 1994.

T1A(v)                            -    Not applicable.

T1A(vi)                      *    -    Consent of HSBC Bank USA required by
                                       Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii)                          -    Copy of the latest report of condition of
                                       the trustee (December 31, 1998),
                                       published pursuant to law or the
                                       requirement of its supervisory or
                                       examining authority.

T1A(viii)                         -    Not applicable.

T1A(ix)                           -    Not applicable.


    * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE



Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 19th day of May 1999.



                                       HSBC BANK USA



                                       By: /s/ Anthony R. Bufinsky
                                          -------------------------
                                             Anthony R. Bufinsky
                                             Corporate Trust Officer

                                                               Exhibit T1A (vii)

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
                                                                Board of Governors of the Federal Reserve System
                                                                OMB Number: 7100-0036
                                                                Federal Deposit Insurance Corporation
                                                                OMB Number: 3064-0052
                                                                Office of the Comptroller of the Currency
                                                                OMB Number: 1557-0081
Federal Financial Institutions Examination Council              Expires March 31, 2000
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                                                                 Please refer to page i,                                 [ 1 ]
                                                                 Table of Contents, for
                                                                 the required disclosure
                                                                 of estimated burden.
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                                                                (19980930)
Consolidated Reports of Condition and Income for                -----------
A Bank With Domestic and Foreign Offices--FFIEC 031             (RCRI 9030)

Report at the close of business December 31, 1998

This report is required by law; 12 U.S.C. (S)324 (State member banks); 12 U.S.C. (S) 1817 (State nonmember banks); and 12 U.S.C. (S)161
(National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.



NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,  Gerald A. Ronning, Executive VP & Controller
---------------------------------------------------
Name and Title of Officer Authorized to Sign Report of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

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
     /s/ Gerald A. Ronning                                                 /s/ John R. H. Bond
----------------------------------------------------                       -----------------------------------------------------
Signature of Officer Authorized to Sign Report                             Director (Trustee)

          1/22/99                                                          /s/ Sal H. Alfiero
-----------------------------------------------------                      -----------------------------------------------------
Date of Signature                                                          Director (Trustee)

                                                                            /s/ Bernard J. Kennedy
                                                                            ----------------------------------------------------
                                                                            Director (Trustee)

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Submission of Reports

Each Bank must prepare its Reports of Condition and Income either:

(a) in automated format then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation (EDS), by modem or computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy f the completed report that the bank places in its files.

FDIC Certificate Number         [0]  [0]  [5]  [8]  [9]
                                -----------------------